Leases	12 Months Ended
Dec. 31, 2022
Leases [Abstract]
Leases	Leases
We have operating leases for office space and office equipment. Our leases have remaining lease terms of less than one year to 15 years, some of which include options to extend the leases for up to ten years, and some of which include options to terminate the leases within one year.
Operating lease costs were €4.9 million and €5.1 million for the years ended December 31, 2022 and 2021. Variable lease costs of €0.2 million for the year ended December 31, 2022 includes cost- of-living index adjustments. The variable lease costs of €0.4 million for the year ended December 31, 2021 include short payment of rent to the landlord on account of defects identified in the office space in our corporate headquarters and cost-of-living index adjustments. Variable lease costs for the year ended December 31, 2020 was insignificant. The Company also had subleases mainly for office space under agreements which were terminated by the end of 2021; however, in 2022, we entered into a new sublease agreement for our Barcelona office space. Sublease income from such agreements was €0.1 million, €0.1 million and €0.9 million for the years ended December 31, 2022, 2021 and 2020.
On January 29, 2021, we entered into an amendment to the operating lease agreement for office space in our corporate headquarters, whereby the landlord agreed to grant us partial termination of the lease related to certain floor spaces from January 1, 2021 for a penalty of €6.7 million, and from May 31, 2023 for a penalty of €2.3 million. The amendment was treated as a modification to the existing lease agreement with an effective date of January 29, 2021 and the termination penalties will be expensed over the remaining lease term. As part of the amendment, the landlord agreed to pay trivago €2.6 million as a settlement of prior claims for defects in the leased office space, which has been treated as a lease incentive and will reduce lease expense over the lease term. As a result of this lease modification, we recognized a gain of €1.2 million on the lease modification, agreed to pay €0.5 million as a settlement of prior claims for defects that had previously been accrued for and reduced our operating lease right-of-use assets and operating lease liability by €34.7 million and €36.4 million, respectively.
Supplemental information related to operating leases was as follows:

	As of December 31,
(in thousands)	2022	2021
Cash paid for amounts included in the measurement of operating lease liabilities(1)	€3,828	€10,468
(1) The cash paid presented in 2021 includes the €6.7 million partial lease termination penalty payment related to the amendment to the operating lease agreement for office space in our corporate headquarters. The penalty was offset by €7.5 million of long-lived assets transferred to the landlord related to the terminated floor space, see Note 6 - Property and equipment, net.
Supplemental consolidated balance sheet information related to leases were as follows:

	As of December 31,
(in thousands)	2022	2021
Operating lease right-of-use assets	€45,028	€48,323
Current operating lease liabilities	€4,538	€2,269
Long-term operating lease liabilities	€40,729	€45,267
Total operating lease liabilities	€45,267	€47,536
Weighted average remaining lease term	14.6 years	15.6 years
Weighted average discount rate	3.4%	3.4%
Maturities of operating lease liabilities are as follows:

Year ended December 31,
(in thousands)	2022
2023	€5,979
2024	3,646
2025	3,630
2026	3,560
2027	3,560
2028 and thereafter	37,080
Total lease payments	57,455
Less: imputed interest	(12,188)
Total	€45,267